Exhibit 99.1

       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                           Year Ended January 3, 2004
                      Nine Months Ended September 27, 2003


The unaudited pro forma condensed consolidated statements of operations for the year ended January 3, 2004 and the nine months ended September 27, 2003 are based on the historical financial statements of Associated Materials Incorporated ("Associated Materials" or the "Company") and the historical consolidated financial statements of Gentek Holdings, Inc. ("Gentek Holdings") and on the assumptions and adjustments described in the notes to the unaudited pro forma condensed consolidated financial data. The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable, and are described in the accompanying notes.

On August 29, 2003, we acquired all of the issued and outstanding shares of capital stock of Gentek Holdings, the parent company of Gentek Building Products, Inc. and Gentek Building Products Limited, which we collectively refer to as "Gentek". The unaudited pro forma condensed consolidated statement of operations data has been prepared as if the acquisition of Gentek had occurred as of the beginning of 2003. The pro forma statements should not be considered indicative of actual results of operations that would have been achieved had the acquisition of Gentek occurred at the beginning of 2003 and do not purport to indicate results of operations for any future period.

                        Associated Materials Incorporated
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended January 3, 2004
                                 (in thousands)

                                                                 Historical
                                                   --------------------------------------
                                                      Year       Six Months    Two Months
                                                     Ended         Ended         Ended          Gentek
                                                   January 3,     June 30,     August 29,      Holdings
                                                     2004           2003          2003       Acquisition
                                                   Associated      Gentek        Gentek       Pro Forma        Pro Forma
                                                   Materials      Holdings      Holdings     Adjustments       Combined
                                                   ----------    ----------    ----------    -----------       ---------

Net sales ......................................   $  779,836    $  132,911    $   58,443    $    (1,314)(a)   $ 969,876
Cost of sales ..................................      561,525       116,093        48,738         (1,314)(a)     714,545
                                                           --            --            --        (10,497)(b)
                                                   ----------    ----------    ----------    -----------       ---------
Gross profit ...................................      218,311        16,818         9,705         10,497         255,331
Selling, general and administrative expense ....      149,571        14,697         4,009         10,164(b)      178,441
                                                   ----------    ----------    ----------    -----------       ---------
Income from operations .........................       68,740         2,121         5,696            333          76,890
Interest expense, net ..........................       27,369           936           340         (2,464)(c)      26,181
Foreign currency (gain) ........................         (548)         (239)          (41)            --            (828)
Other ..........................................           --           141            --             --             141
Merger transaction costs .......................           --            26         3,055             --           3,081
                                                   ----------    ----------    ----------    -----------       ---------
Income from operations before income taxes .....       41,919         1,257         2,342          2,797          48,315
Income taxes ...................................       17,388         1,571         1,268           (176)(d)      20,051
                                                   ----------    ----------    ----------    -----------       ---------
Net income (loss) ..............................   $   24,531    $     (314)   $    1,074    $     2,973       $  28,264
                                                   ==========    ==========    ==========    ===========       =========
EBITDA (e) .....................................   $   85,403    $    4,943    $    3,598    $       333       $  94,277
Adjusted EBITDA (e) ............................   $   86,805    $    8,069    $    6,792    $        --       $ 101,666

                        Associated Materials Incorporated
   Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended January 3, 2004
                             (Amounts in thousands)

(a) Elimination of sales and cost of sales between the Company and Gentek Holdings for the eight months ended August 29, 2003. Neither the Company nor Gentek Holdings had significant quantities of inventory on hand at the end of the period as a result of these transactions.

(b) Details of the pro forma adjustments to cost of sales and selling, general and administrative expenses to reflect the following: (i) the reclassification of supply center expenses and certain freight costs from cost of sales to selling, general and administrative expense to conform to the Company's presentation and (ii) elimination of the annual management services fee payable to Gentek Holdings' former parent company.

Cost of sales:
      Reclassification of certain costs .........................      $(10,497)
                                                                       ========

Selling, general and administrative expenses:
      Reclassification of certain cost of sales expenses ........      $ 10,497
      Management services fee ...................................          (333)
                                                                       --------

                                                                       $ 10,164
                                                                       ========

(c)   The pro forma adjustments to interest expense reflect the following:

Commitment fee on revolving credit facility .....................      $    272
Term loan .......................................................         7,534
Revolving portion of credit facility ............................           473
9 3/4% senior subordinated notes ................................        16,088
Existing 9 1/4% senior subordinated notes not tendered ..........            56
Amortization of deferred financing costs ........................         1,758
                                                                       --------
Pro forma interest expense ......................................        26,181
                                                                       --------
Less: historical interest expense, net:
      Company ...................................................       (27,369)
      Gentek Holdings - Six Months Ended June 30, 2003 ..........          (936)
      Gentek Holdings - Two Months Ended August 29, 2003 ........          (340)
                                                                       --------
Total adjustment ................................................      $ (2,464)
                                                                       ========

      Interest expense was calculated as follows: (i) commitment fee on unused portion of the revolving credit facility of 1/2%; (ii) a rate of 3.97% (average London Interbank Offered Rate ("LIBOR") for the year ended December 31, 2003 of 1.22% + 2.75%) on the term loan portion of the credit facility arranged at the time of the acquisition of Gentek Holdings, (iii) a rate of 4.22% (average LIBOR for the year ended December 31, 2003 of 1.22% + 3.00%) on the revolving loan portion of the credit facility arranged at the time of the acquisition of Gentek Holdings, (iv) an interest rate of 9 3/4% on the senior subordinated notes; (v) an interest rate of 9 1/4% on the 9 1/4% senior subordinated notes not tendered at the time of the merger transaction with an affiliate of

      Harvest Partners (the April 2002 merger transaction) through the date of redemption; and (vi) one year of amortization of deferred financing costs.

      The effect of a 1/8% increase or decrease in interest rates would increase or decrease total pro forma interest expense by $0.3 million for the year ended January 3, 2004.

(d) This amount represents the necessary adjustment to reflect a pro forma income tax provision of 41.5%.

(e) EBITDA is calculated as net income (loss) plus interest, taxes, depreciation and amortization. Adjusted EBITDA excludes certain items and AmerCable's operating results. The Company considers Adjusted EBITDA to be an important indicator of its operational strength and performance of its business. The Company has included Adjusted EBITDA because it is a key financial measure used by management to (i) assess the Company's ability to service its debt and / or incur debt and meet the Company's capital expenditure requirements; (ii) internally measure the Company's operating performance; and (iii) determine the Company's incentive compensation programs. In addition, the Company's credit facility has certain covenants that use ratios utilizing this measure of Adjusted EBITDA. The definition of EBITDA under the Company's credit facility does not exclude the results of AmerCable. The Company has, however, excluded the results of AmerCable when calculating Adjusted EBITDA as AmerCable is not included in the Company's continuing operations. The definition of EBITDA under the indenture governing the 9 3/4% notes due 2012 also excludes certain items. Adjusted EBITDA has not been prepared in accordance with accounting principles generally accepted in the United States. Adjusted EBITDA as presented by the Company may not be comparable to similarly titled measures reported by other companies. Such supplementary adjustments to EBITDA may not be in accordance with current SEC practices or the rules and regulations adopted by the SEC that apply to registration statements filed under the Securities Act and periodic reports filed under the Securities Exchange Act of 1934. Accordingly, the SEC may require that Adjusted EBITDA be presented differently in filings made with the SEC than as presented in this release, or not be presented at all. Adjusted EBITDA is not a measure determined in accordance with GAAP and should not be considered as an alternative to, or more meaningful than, net income
      (loss) (as determined in accordance with GAAP), as a measure of the Company's operating results or cash flows from operations (as determined in accordance with GAAP) or as a measure of the Company's liquidity. The reconciliation of net income (loss) to EBITDA and Adjusted EBITDA is as follows:

                                                    Historical
                                       ------------------------------------
                                          Year      Six Months   Two Months
                                          Ended       Ended        Ended         Gentek
                                       January 3,    June 30,    August 29,     Holdings
                                          2004         2003         2003      Acquisition
                                       Associated     Gentek       Gentek      Pro Forma    Pro Forma
                                        Materials    Holdings     Holdings    Adjustments   Combined
                                       ----------   ----------   ----------   -----------   ---------
Net income (loss) ..................   $   24,531   $     (314)  $    1,074   $     2,973   $  28,264
Interest ...........................       27,369          936          340        (2,464)     26,181
Taxes ..............................       17,388        1,571        1,268          (176)     20,051
Depreciation and amortization ......       16,115        2,750          916            --      19,781
                                       ----------   ----------   ----------   -----------   ---------
EBITDA .............................       85,403        4,943        3,598           333      94,277
Merger transaction costs (i) .......           --           26        3,055            --       3,081
Cost of sales adjustment (ii) ......        1,402           --           --            --       1,402
Certain warranty related costs (iii)           --        2,850           56            --       2,906
Management fees (iv) ...............           --          250           83          (333)         --
                                       ----------   ----------   ----------   -----------   ---------
Adjusted EBITDA ....................   $   86,805   $    8,069   $   6,792    $        --   $ 101,666
                                       ==========   ==========   ==========   ===========   =========

      (i) Eliminates merger transaction costs, which includes $3.1 million of investment banking and legal fees incurred by Gentek in conjunction with the Company's acquisition of them.

      (ii) Eliminates a cost of sales expense relating to an inventory fair value adjustment recorded at the time of the Gentek acquisition totaling $1.4 million.

      (iii) Eliminates certain warranty costs incurred by Gentek related to defects of specific colors of steel siding manufactured between 1992 and 1995 for which the Company has recorded an actuarially determined reserve as part of our preliminary purchase price allocation representing the fair value of the liability at the date of the acquisition and for which the Company received a reduction in the purchase price.

      (iv) Eliminates management services fee paid to Gentek's former parent company.

                       Associated Materials Incorporated
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 27, 2003
                                 (in thousands)




                                               Nine Months    Six Months   Two Months
                                                 Ended          Ended        Ended        Gentek
                                              September 27,    June 30,    August 29,    Holdings
                                                   2003         2003          2003      Acquisition
                                                Associated      Gentek       Gentek      Pro Forma       Pro Forma
                                                Materials      Holdings     Holdings    Adjustments      Combined
                                              -------------   ----------   ----------   -----------      ---------

Net sales .................................   $     515,113    $ 132,911   $   58,443   $    (1,314)(a)  $ 705,153
Cost of sales .............................         365,926      116,093       48,738        (1,314)(a)    518,946
                                                         --           --           --       (10,497)(b)
                                              -------------   ----------   ----------   -----------      ---------
Gross profit ..............................         149,187       16,818        9,705        10,497        186,207
Selling, general and administrative expense         103,284       14,697        4,009        10,164(b)     132,154
                                              -------------   ----------   ----------   -----------      ---------
Income from operations ....................          45,903        2,121        5,696           333         54,053
Interest expense, net .....................          20,627          936          340        (2,228)(c)     19,675
Foreign currency gain .....................            (199)        (239)         (41)           --           (479)
Other .....................................              --          141           --            --            141

Merger transaction costs ..................              --           26        3,055            --          3,081
                                              -------------   ----------   ----------   -----------      ---------

Income from operations before income taxes           25,475        1,257        2,342         2,561         31,635
Income taxes ..............................          10,572        1,571        1,268          (282)(d)     13,129
                                              -------------   ----------   ----------   -----------      ---------
Net income (loss) .........................   $      14,903   $     (314)  $    1,074   $     2,843      $  18,506
                                              =============   ==========   ==========   ===========      =========
EBITDA (e) ................................   $      54,976   $    4,943   $    3,598   $       333      $  63,850
Adjusted EBITDA (e) .......................   $      56,378   $    8,069   $    6,792   $        --      $  71,239

                        Associated Materials Incorporated
   Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 27, 2003
                             (Amounts in thousands)

(a) Elimination of sales and cost of sales between the Company and Gentek Holdings for the eight months ended August 29, 2003. Neither the Company nor Gentek Holdings had significant quantities of inventory on hand at the end of the period as a result of these transactions.

(b) Details of the pro forma adjustments to cost of sales and selling, general and administrative expenses to reflect the following: (i) the reclassification of supply center expenses and certain freight costs from cost of sales to selling, general and administrative expense to conform to the Company's presentation and (ii) elimination of the annual management services fee payable to Gentek Holdings' former parent company.

Cost of sales:
      Reclassification of certain costs .........................      $(10,497)
                                                                       ========

Selling, general and administrative expenses:
      Reclassification of certain cost of sales expenses ........      $ 10,497
      Management services fee ...................................          (333)
                                                                       --------

                                                                       $ 10,164

                                                                       ========

(c)   The pro forma adjustments to interest expense reflect the following:

Commitment fee on revolving credit facility .....................      $    203
Term loan .......................................................         5,675
Revolving portion of credit facility ............................           356
9 3/4% senior subordinated notes ................................        12,066
Existing 9 1/4% senior subordinated notes not tendered ..........            56
Amortization of deferred financing costs ........................         1,319
                                                                       --------
Pro forma interest expense ......................................        19,675
                                                                       --------
Less: historical interest expense, net:
      Company ...................................................       (20,627)
      Gentek Holdings - Six Months Ended June 30, 2003 ..........          (936)
      Gentek Holdings - Two Months Ended August 29, 2003 ........          (340)
                                                                       --------
Total adjustment ................................................      $ (2,228)
                                                                       ========

      Interest expense was calculated as follows: (i) commitment fee on unused portion of the revolving credit facility of 1/2%; (ii) a rate of 3.98% (average LIBOR for the nine months ended September 30, 2003 of 1.23% + 2.75%) on the term loan portion of the credit facility arranged at the time of the acquisition of Gentek Holdings, (iii) a rate of 4.23% (average LIBOR for the nine months ended September 30, 2003 of 1.23% + 3.00%) on the revolving loan portion of the credit facility arranged at the time of the acquisition of Gentek Holdings, (iv) an interest rate of 9 3/4% on the senior subordinated notes; (v) an interest rate of 9 1/4% on the 9 1/4% senior subordinated notes not tendered at the time of the April 2002 merger transaction through the date of redemption; and (vi) nine months of amortization of deferred financing costs.

      The effect of a 1/8% increase or decrease in interest rates would increase or decrease total pro forma interest expense by $0.2 million for the nine months ended September 27, 2003.

(d) This amount represents the necessary adjustment to reflect a pro forma income tax provision of 41.5%.

(e) EBITDA is calculated as net income (loss) plus interest, taxes, depreciation and amortization. Adjusted EBITDA excludes certain items and AmerCable's operating results. The Company considers Adjusted EBITDA to be an important indicator of its operational strength and performance of its business. The Company has included Adjusted EBITDA because it is a key financial measure used by management to (i) assess the Company's ability to service its debt and / or incur debt and meet the Company's capital expenditure requirements; (ii) internally measure the Company's operating performance; and (iii) determine the Company's incentive compensation programs. In addition, the Company's credit facility has certain covenants that use ratios utilizing this measure of Adjusted EBITDA. The definition of EBITDA under the Company's credit facility does not exclude the results of AmerCable. The Company has, however, excluded the results of AmerCable when calculating Adjusted EBITDA as AmerCable is not included in the Company's continuing operations. The definition of EBITDA under the indenture governing the 9 3/4% notes due 2012 also excludes certain items. Adjusted EBITDA has not been prepared in accordance with accounting principles generally accepted in the United States. Adjusted EBITDA as presented by the Company may not be comparable to similarly titled measures reported by other companies. Such supplementary adjustments to EBITDA may not be in accordance with current SEC practices or the rules and regulations adopted by the SEC that apply to registration statements filed under the Securities Act and periodic reports filed under the Securities Exchange Act of 1934. Accordingly, the SEC may require that Adjusted EBITDA be presented differently in filings made with the SEC than as presented in this release, or not be presented at all. Adjusted EBITDA is not a measure determined in accordance with GAAP and should not be considered as an alternative to, or more meaningful than, net income
      (loss) (as determined in accordance with GAAP), as a measure of the Company's operating results or cash flows from operations (as determined in accordance with GAAP) or as a measure of the Company's liquidity. The reconciliation of net income (loss) to EBITDA and Adjusted EBITDA is as follows:

                                                              Historical
                                              ---------------------------------------
                                               Nine Months    Six Months   Two Months
                                                  Ended         Ended        Ended        Gentek
                                               September 27,   June 30,    August 29,    Holdings
                                                   2003          2003         2003      Acquisition
                                               Associated       Gentek       Gentek      Pro Forma    Pro Forma
                                                Materials      Holdings     Holdings    Adjustments    Combined
                                              -------------   ----------   ----------   -----------   ---------
Net income (loss)..........................   $      14,903   $     (314)  $    1,074   $     2,843   $  18,506
Interest ..................................          20,627          936          340        (2,228)     19,675
Taxes                                                10,572        1,571        1,268          (282)     13,129
Depreciation and amortization..............           8,874        2,750          916            --      12,540
                                              -------------   ----------   ----------   -----------   ---------
EBITDA   ..................................          54,976        4,943        3,598           333      63,850
Merger transaction costs (i)...............              --           26        3,055            --       3,081
Cost of sales adjustment (ii)..............           1,402           --           --            --       1,402
Certain warranty related costs (iii).......              --        2,850           56            --       2,906
Management fees (iv).......................              --          250           83          (333)         --
                                              -------------   ----------   ----------   -----------   ---------
Adjusted EBITDA............................   $      56,378   $    8,069   $    6,792   $        --   $  71,239
                                              =============   ==========   ==========   ===========   =========

      (i) Eliminates merger transaction costs, which includes $3.1 million of investment banking and legal fees incurred by Gentek in conjunction with the Company's acquisition of them.

      (ii) Eliminates a cost of sale expense relating to an inventory fair value adjustment recorded at the time of the Gentek acquisition totaling $1.4 million.

      (iii) Eliminates certain warranty costs incurred by Gentek related to defects of specific colors of steel siding manufactured between 1992 and 1995 for which the Company has recorded an actuarially determined reserve as part of our preliminary purchase price allocation representing the fair value of the liability at the date of the acquisition and for which the Company received a reduction in the purchase price.

      (iv) Eliminates management services fee paid to Gentek's former parent company.